(ICON)

Prudential
Equity
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1996
(LOGO)

Prudential Equity Fund, Inc.

Performance At A Glance.
1996 was an extraordinary time for the U.S. stock market. In fact, stocks have just concluded one of their best two-year performances in history, with back-to-back, 20%-plus returns in both 1995 and 1996, as measured by the S&P 500. Your Fund also performed quite well, and has now completed the two best years in its history, returning a total of nearly 48%. Unfortunately, in 1996, your Fund performed slightly below the average equity fund. We couldn't find enough inexpensive stocks to buy in 1996, leading us to hold a significant portion of assets in cash. In a stock market that rose as much as it did in 1996, that was a formula for underperformance. Still, if we are to underperform, we believe it is better to do so by taking too little risk than too much.

Cumulative Total Returns1                                  As of 12/31/96
                               One        Five       Ten           Since
                               Year       Years      Years      Inception2
                Class A          17.9%      120.6%     N/A        178.5%
                Class B          17.1       112.1      282.2      876.4
                Class C          17.1        N/A       N/A         52.9
                Class Z          N/A         N/A       N/A         13.6
Lipper Growth Fund Avg3          19.2        87.1      266.9        **

Average Annual Total Returns1                            As of 12/31/96
                               One        Five       Ten           Since
                               Year       Years      Years      Inception2
                Class A         12.1%       15.9%      N/A        15.1%
                Class B         12.1        16.1       14.4       16.7
                Class C         16.1        N/A        N/A        19.2

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. Cumulative total returns do not take into account sales charges. Average annual total returns do take into account applicable sales charges. The Fund charges a maximum front end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1%, for six years. Class C shares have a 1% CDSC for one year, Class B shares will automatically convert to Class A shares on a quarterly basis, after approximately seven years. Class Z shares are not subject to a sales charge or a distribution fee. Since Class Z shares have been in existence for less than one year, no average annual total returns are shown.

2Inception dates: 1/22/90 Class A; 3/15/82 Class B; 8/1/94 Class C; 3/1/96 Class Z.

3These are the average returns of: 669 funds for one year; 255 funds for five years and 163 funds for 10 years as determined by Lipper Analytical Services, Inc.

** The Lipper Since Inception category return for Class A shares is 158.9%, which includes 206 funds; for Class B is 764.8% for 113 funds and for Class C is 58.5% for 495 funds. Class Z share returns are not available. Lipper provides data on a monthly basis, so for comparative purposes, these return reflect the Fund's first full calendar month of performance.

       How Investments Compared.
         (As of 12/31/96)
              (CHART)

 U.S.      General     General       U.S.
Growth      Bond      Muni Debt    Taxable
Funds      Funds        Funds     Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Thomas R. Jackson, Fund Manager
(PHOTO)
Portfolio
Manager's Report

The Prudential Equity Fund invests in stocks of major, established companies, primarily in the United States. The Fund looks for bargains in the current market, using a strict value investment style. We look for stocks whose prices seem too low given their underlying earnings, sales, cash flow or book value. There can be no assurance that the Fund's investment objective will be achieved.

A Reality Check.
We're quite pleased with the extraordinary returns that stocks have provided in the last two years -- the best in 20 years. But just because the Yankees won the World Series in 1996, it certainly doesn't mean that they'll do it again in 1997. While we would like this tremendous performance to be repeated year after year, we know that it cannot continue indefinitely. It's simply the law of averages.

Strategy Session.

A Time To Remember.
Remember gas lines and bellbottoms? That's what was happening during the last two-year period in which U.S. stocks soared 60%, their best performance since 1975-76, as measured by the S&P 500.

It's always wonderful when stock prices rise, but frankly, the way they rose did make us somewhat apprehensive. With so many stocks all rising at the same time, and by so much, we wondered if some investors weren't paying more than they should for their stocks.

We Like Low Prices.
We follow a "value" investment approach, buying stocks at bargain levels -- as measured by the company's potential earnings, cash, and the value of its assets. In 1996's market, we didn't find many stocks that met our rigorous criteria. We did take advantage of a market downturn over the summer, primarily by adding to existing investments in paper and forest products stocks. But that was our only significant opportunity to buy this year. Rather than deviate from our disciplined value investment style, which has served the Fund well over the years, we kept those assets in cash (24% as of December 31, 1996).

As a result, the Fund looks largely the same as it did a year ago. Our largest investments are in financial services stocks, since we remain convinced that financial assets are the assets of choice in the 1990s. We primarily hold insurance companies (11% of assets) and other financial services companies such as credit card companies and brokerage houses (9% of assets). In addition, we have major holdings in paper and forest products (8%), retail (8%) and autos (5%). We bought our paper stocks at recession-level valuations compared to the market, expecting that the decline in the price of paper products is bottoming.

One new stock we did buy toward year end was AT&T. It was very inexpensive and yields nearly 4%. We suspect its new management will help this powerful franchise regain its footing in the growing telecommunications industry.

Portfolio Breakdown.
Expressed as a percentage of
total investments as of 12/31/96.
      (PIE CHART)

What Went Well.

Fabulous Finance.
We held two and a half times as many assets in financial stocks as the market in general, and we're glad we did, because this was the second-best performing sector in the stock market in 1996, returning 35%.

Over the last two years, financial stocks have led the stock market's historic advance, driven in large part by mergers and acquisitions. The U.S. is overbanked and overinsured by any measure. That means there are huge cost savings to be made by mergers and acquisitions -- expenses can often be cut by 50% or more. Adding to the attraction is the fact that the economic and regulatory environment today encourages mergers. We benefited when General Electric acquired First Colony Life Insurance Co., and when Chase Manhattan Corp. merged with Chemical.

Another interesting and potentially profitable development in financial services today is the blurring line between banking and stock brokerages. For example, the Federal Reserve in early 1997 proposed rules to make it easier for banks to sell and underwrite securities. We believe this increases the value of the brokerage companies we own, because it makes them more attractive takeover candidates for large banks.

And Not So Well.

Too Little Risk.
We held about a fourth of our assets in cash for much of the year, so our performance suffered. That's because during the year cash returned about 5% while the stock market in general returned 23%. While the cash dampened our return, we believe that it's better to underperform by taking too little risk than too much.

We've held substantial amounts of cash before -- in early 1990 and in 1994. Both times, the market declined enough to give us an opportunity to put that cash to work. In fact, it was in 1994 that we bought many of the financial services stocks that are now the largest segment of the Fund, and some of our best performers.

We expect we'll have another opportunity to put the cash back to work soon.

Digital Was Down.
One of the most frustrating stocks we own is Digital Equipment, the computer maker, which has been a top 10 holding in the Fund for years. Currently, it comprises approximately 2% of total net assets. Digital is a company in a turnaround situation that is taking longer, and proving more difficult, than we anticipated. If the company is successful, we believe its stock has substantial room to rise.

Looking Ahead.
The stock market rose by 23% in 1996, nearly twice the long-term average of 10.7%. We've just finished the two best years back to back in the last 20 years. So where do we go from here?

We encourage you to have considerably more modest expectations for the year ahead. Yes, sometimes it seems that economic conditions could not be better for stocks -- economic growth is moderate, inflation is modest, and corporate profits have been rising. But we doubt that this will continue indefinitely. We do know that lightning can strike twice, but three times? We're glad the New York Yankees won the World Series in 1996, but can we expect them to do it again this year? History suggests otherwise.

We suspect that this year will provide us an opportunity to put some of our cash to work.

Five Largest
Holdings.
2.9%         Loews
             Diversified Consumer
             Products
2.6          Chrysler
             Autos & Trucks
2.5          American Express
             Banks & Financial Svcs.
2.4          Chubb
             Insurance
2.2          Elf Acquitaine
             Oil & Gas

Expressed as a percentage of total net assets as of 12/31/96.
-------------------------------------------------------------------------------
                                                                              1

A Conversation with Portfolio Manager Tom Jackson.

It's Time To Temper Expectations.

Q. Tom, the Equity Fund has just returned more than 47% over the last two years -- the Fund's best performance ever. What's next?

A. I think now is the time to temper our expectations. Since 1926, the stock market on average has returned 10.7%. Stocks in general have just completed their two best years in 20 years.

Q. What could possibly slow the market down? Economic growth is moderate, inflation is tame and corporate profits are rising.

A. This, too, shall pass, but it's virtually impossible to say how or when. Of course, I said this last year, too, after the market was up 37%. I said it wouldn't happen again. I was half right. The market went up "only" 23%.

Q. So what is a value investor to do? You only buy stocks when they are inexpensive.

A. This is not a value investor's dream. Most of the undervalued stocks have been discovered by now. We're in the sixth year of a bull market. There are not a lot of extraordinarily cheap stocks to be found. As the economic expansion has aged, growth in profits is taking place in a narrowing group of companies -- predominately non-cyclical growth companies. As a result, a relatively narrow group of ever more expensive growth companies has been leading the market higher.

Q. You held about a quarter of the Fund's assets in cash in 1996. Will you continue to do so?

A. I will keep looking for stocks priced low enough to compensate for the risk that makes them cheap -- I just haven't found them yet. This has happened to me before -- both in 1990 and in 1994. In 1994, I put a lot of cash to work buying the financial stocks that have led the market now for the last two years. So I expect I will have a chance to put the cash to work again.

Annual Performance of Class B Shares
            (CHART)

1995 and 1996 were both exceptional years for the stock market and for the Prudential Equity Fund. But not all years are alike. Past performance is not indicative of future results. For average annual returns on a one-, five- and 10-year basis, please return to the first page of this letter entitled "Performance at a Glance."
-------------------------------------------------------------------------------
2

President's Letter                                            February 3, 1997
(PHOTO)

Dear Shareholder:
For many investors, 1996 was the second year of back-to-back, double-digit stock market returns. In late November, the Dow Jones Industrial Average passed 6500 -- only weeks after breaking the 6000 mark in mid-October -- and another record high was reached in January 1997. America's economic expansion is entering its sixth year and there seems little evidence of an end to the continued modest growth and low inflation we've enjoyed for the last several years.

This is good news. For most investors it's meant an increase in their share values for college funds, retirement nest eggs or other long-term financial goals. However, as you read your year-end account statements and make plans for 1997, it's important to remember that there never is a "sure thing" when it comes to investment returns. Stock and bond markets go down just as they go up. (Did you notice the brief period of decline this past summer?) No one likes to see the value of their investments fall but such periods remind us we must keep our expectations realistic.

Regardless of the market's direction, a wise investor plans for tomorrow's needs today. Your Financial Advisor or Registered Representative can help you:

- Review your portfolio and suggest strategies for 1997, such as diversifying across different types of investments. Financial markets seldom move in lockstep. By investing in a mix of stock and bond funds (foreign & domestic) and money market funds you may be in a better position to achieve your long-term goals and to weather periods of uncertainty.

- See why annuities have become popular retirement planning tools. The choices are broader than ever. Our new Discovery SelectSM Variable Annuity offers you many of the keys to successful retirement planning, including a personalized asset allocation program and a choice of 21 variable- or fixed-rate investment options offering a broad array of investment objectives and styles.

- Explain new retirement savings developments. For example, Congress has expanded the contribution limit on spousal IRAs. And don't forget, it's not too late for you to make a contribution to your IRA or open one for 1996. The IRS deadline is April 15, 1997, but it's best to act sooner.

Why not contact your Financial Advisor or Registered Representative today? If you are interested in Discovery SelectSM call for a prospectus, which contains more complete information. Read it carefully before you invest.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

P.S. Your 1997 Prudential IRA contribution may qualify you for a waiver of the annual custodial fee. Ask your financial representative for details.
-------------------------------------------------------------------------------
                                                                              3

Portfolio of Investments as of            PRUDENTIAL EQUITY
December 31, 1996                         FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--76.1%
COMMON STOCKS--75.5%
------------------------------------------------------------
Automobiles & Trucks--3.7%
3,400,000   Chrysler Corp.                       $  112,200,000
  600,000   General Motors Corp.                     33,450,000
  404,800   Navistar International Corp. (a)          3,693,800
  124,400   PACCAR Inc.                               8,459,200
                                                 --------------
                                                    157,803,000
------------------------------------------------------------
Banks & Financial Services--13.6%
1,900,000   American Express Co.                    107,350,000
  126,500   Associates First Capital Corp.            5,581,812
1,400,000   Bank of New York Co., Inc.               47,250,000
  500,000   BankAmerica Corp.                        49,875,000
  624,000   Chase Manhattan Corp.                    55,692,000
1,300,000   Dean Witter Discover & Co.               86,125,000
  177,000   First America Bank Corp.                 10,642,125
1,000,000   Great Western Financial Corp.            29,000,000
  800,000   Lehman Brothers Holdings Inc.            25,100,000
  292,505   Mellon Bank Corp.                        20,767,855
  256,500   Mercantile Bankshares Corp.               8,208,000
  345,600   Morgan (J.P.) & Co., Inc.                33,739,200
  500,000   NationsBank Corp.                        48,875,000
  225,000   Republic New York Corp.                  18,365,625
  600,000   Salomon, Inc.                            28,275,000
                                                 --------------
                                                    574,846,617
------------------------------------------------------------
Chemicals--0.3%
  706,900   Wellman Inc.                             12,105,663
------------------------------------------------------------
Commercial Services--2.0%
  600,000   AAR Corp.                                18,150,000
  900,000   American Standard Co., Inc. (a)          34,425,000
  625,400   TRW Inc.                                 30,957,300
                                                 --------------
                                                     83,532,300
Computer Hardware--5.3%
3,500,000   Amdahl Corp. (a)                     $   42,437,500
1,153,100   Comdisco, Inc.                           36,610,925
2,600,000   Digital Equipment Corp. (a)              94,575,000
  412,900   Gerber Scientific, Inc.                   6,141,888
  300,000   International Business Machines
              Corp.                                  45,300,000
                                                 --------------
                                                    225,065,313
------------------------------------------------------------
Construction & Housing--0.5%
  550,000   Centex Corp.                             20,693,750
------------------------------------------------------------
Diversfied Consumer Products--4.8%
  750,000   Gibson Greetings Inc. (a)                14,718,750
1,300,000   Loews Corp.                             122,525,000
2,000,000   RJR Nabisco Holdings Corp.               68,000,000
                                                 --------------
                                                    205,243,750
------------------------------------------------------------
Electrical Power--1.3%
  170,000   American Electric Power Company,
              Inc.                                    6,991,250
  570,000   General Public Utilities Corp.           19,166,250
1,284,600   Long Island Lighting Co.                 28,421,775
                                                 --------------
                                                     54,579,275
------------------------------------------------------------
Electronics--1.1%
  300,000   Harris Corp.                             20,587,500
  400,000   Texas Instruments Inc.                   25,500,000
                                                 --------------
                                                     46,087,500
------------------------------------------------------------
Energy Equipment & Services--0.5%
1,300,000   NorAm Energy Corp.                       19,987,500
------------------------------------------------------------
Forest Products--8.9%
  800,000   Georgia-Pacific Corp.                    57,600,000
1,200,000   International Paper Co.                  48,450,000
  550,000   James River Corp. of Virginia.           18,218,750

--------------------------------------------------------------------------------
 4                                           See Notes to Financial Statements.

Portfolio of Investments as of            PRUDENTIAL EQUITY
December 31, 1996                         FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Forest Products (cont'd.)
  342,900   Kimberly-Clark Corp.                 $   32,661,225
  750,000   Mead Corp.                               43,593,750
  125,000   Rayonier Inc.                             4,796,875
  750,000   Temple-Inland Inc.                       40,593,750
1,177,000   Weyerhaeuser Co.                         55,760,375
1,100,000   Willamette Industries, Inc.              76,862,500
                                                 --------------
                                                    378,537,225
------------------------------------------------------------
Hospitals--3.1%
1,280,800   Foundation Health Corp. (a)              40,665,400
2,937,874   Tenet Healthcare Corp. (a)               64,265,994
  749,900   Wellpoint Health Networks Inc. (a)       25,777,812
                                                 --------------
                                                    130,709,206
------------------------------------------------------------
Insurance--11.1%
1,000,000   Alexander & Alexander Services,
              Inc.                                   17,375,000
  303,800   American Financial Group Inc.            11,468,450
  800,000   American General Corp.                   32,700,000
1,891,600   Chubb Corp.                             101,673,500
  700,000   Citizens Corp.                           15,750,000
1,700,242   Old Republic International Corp.         45,481,473
  255,500   Providian Corp.                          13,126,313
1,400,000   SAFECO Corp.                             55,212,500
  716,900   St. Paul Companies, Inc.                 42,028,262
1,500,000   The Equitable Companies, Inc.            36,937,500
1,600,000   Travelers Corp.                          72,600,000
1,461,900   Western National Corp.                   28,141,575
                                                 --------------
                                                    472,494,573
------------------------------------------------------------
Metals-Non Ferrous--1.6%
  600,000   Aluminum Company of America              38,250,000
  122,750   AMAX Gold Inc. (a)                          782,531
1,293,000   Cyprus Minerals Co.                      30,223,875
                                                 --------------
                                                     69,256,406
------------------------------------------------------------
Oil & Gas Exploration/Production--6.2%
  300,000   Amerada Hess Corp.                       17,362,500
  350,000   Atlantic Richfield Co.                   46,375,000
1,100,000   Occidental Petroleum Corp.               25,712,500
1,500,000   Oryx Energy Co. (a)                  $   37,125,000
2,098,596   Societe Nationale Elf Aquitaine,
              ADR (France)                           94,961,469
  738,365   Total SA, ADR (France)                   29,719,191
  504,400   Union Texas Petroleum Holdings,
              Inc.                                   11,285,950
                                                 --------------
                                                    262,541,610
------------------------------------------------------------
Restaurants--0.4%
2,000,000   Darden Restaurants Inc.                  17,500,000
------------------------------------------------------------
Retail--5.9%
  359,100   Dayton-Hudson Corp.                      14,094,675
2,100,000   Dillard Department Stores, Inc.          64,837,500
6,000,000   K-Mart Corp. (a)                         62,250,000
  500,000   Petrie Stores Corp. (a)                   1,375,000
1,292,300   Tandy Corp.                              56,861,200
  800,000   Toys ``R'' Us Inc. (a)                   24,000,000
1,100,000   Waban, Inc. (a)                          28,600,000
                                                 --------------
                                                    252,018,375
------------------------------------------------------------
Specialty Chemicals--0.6%
  388,200   Eastman Chemical Co.                     21,448,050
  100,000   Witco Corp.                               3,050,000
                                                 --------------
                                                     24,498,050
------------------------------------------------------------
Steel--0.7%
  500,000   Bethlehem Steel Corp. (a)                 4,500,000
1,368,300   Birmingham Steel Corp.                   25,997,700
                                                 --------------
                                                     30,497,700
------------------------------------------------------------
Telecommunications--3.5%
   81,733   360 Communications Co. (a)                1,890,076
1,500,000   AT&T Corp.                               65,250,000
1,740,000   Loral Space & Communications (a)         31,972,500
  700,000   Telefonica de Espana, S.A., ADR
              (Spain)                                48,475,000
                                                 --------------
                                                    147,587,576

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----
Portfolio of Investments as of            PRUDENTIAL EQUITY
December 31, 1996                         FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Transportation--0.4%
1,000,000   OMI Corp. (a)                        $    8,750,000
  550,000   Overseas Shipholding Group, Inc.          9,350,000
                                                 --------------
                                                     18,100,000
                                                 --------------
            Total common stocks
              (cost $2,235,288,016)               3,203,685,389
                                                 --------------
PREFERRED STOCK--0.6%
4,000,000   RJR Nabisco Holdings Corp.
              Conv. Pfd. Stock
              (cost $25,999,617)                     27,000,000
                                                 --------------
            Total long-term investments
              (cost $2,261,287,633)               3,230,685,389
                                                 --------------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--24.3%
------------------------------------------------------------
Commercial Paper--6.6%
            Aristar, Inc.
$   6,000   5.59%, 2/21/97                            5,952,485
            Bank of Montreal
   42,000   5.45%, 1/7/97                            42,000,000
            Canadian Imperial Bank of Commerce
   12,000   5.41%, 1/31/97                           12,000,000
            Ciba-Geigy Corp.
    2,000   5.75%, 2/6/97                             1,988,500
            Countrywide Home Loan, Inc.
    9,000   6.20%, 1/15/97                            8,978,300
   15,000   6.35%, 1/15/97                           14,962,958
    6,000   5.35%, 1/21/97                            5,980,513
   11,664   5.58%, 1/21/97                           11,627,842
            Creditanstalt Finance Inc.
   20,000   5.40%, 2/11/97                           19,868,724
            Deutsche Bank
   41,000   5.37%, 1/21/97                           41,000,000
            Englehard Corp.
    5,000   5.34%, 1/17/97                            4,988,133
            General Motors Acceptance Corp.
$   7,846   5.72%, 1/31/97                       $    7,808,601
            GTE Corp.
    2,000   5.50%, 1/14/97                            1,996,028
            Heller Financial, Inc.
    1,000   5.57%, 1/13/97                              998,143
    2,000   5.57%, 1/14/97                            1,995,977
    6,000   5.75%, 1/16/97                            5,985,625
    2,000   5.80%, 1/21/97                            1,993,556
            Lehman Brothers Holdings, Inc.
   43,000   6.70%, 1/7/97                            42,951,983
            Mitsubishi International Corp.
    3,000   5.45%, 1/15/97                            2,993,642
    2,000   5.35%, 1/24/97                            1,993,164
            NYNEX Corp.
    5,000   6.80%, 1/6/97                             4,995,278
    4,000   5.71%, 1/13/97                            3,992,386
            Preferred Receivables Funding
              Corp.
    2,760   5.50%, 1/13/97                            2,754,940
    1,000   5.45%, 1/14/97                              998,032
    2,436   5.33%, 1/21/97                            2,435,599
    2,412   5.55%, 1/22/97                            2,404,191
    7,200   5.32%, 1/23/97                            7,176,592
            Rank Xerox Capital (Europe) PLC
   13,995   5.50%, 1/17/97                           13,960,790
    1,000   5.35%, 1/21/97                              997,028
                                                 --------------
            Total commercial paper
              (cost $277,782,128)                   277,779,010
                                                 --------------
------------------------------------------------------------
U.S. Government Agency & Instrumentalities--4.7%
            Federal Home Loan Mortgage Corp.
   19,200   5.24%, 2/14/97                           19,073,488
   29,000   5.225%, 2/28/97                          28,753,351
   12,000   5.27%, 3/17/97                           11,861,950
    3,360   5.26%, 6/20/97                            3,274,602
            Federal National Mortgage Assoc.
   12,960   5.23%, 1/28/97                           12,907,234
   19,200   5.22%, 2/18/97                           19,057,623
   19,570   5.21%, 3/3/97                            19,396,420
    7,000   5.30%, 3/27/97                            6,910,007
    7,680   5.37%, 3/27/97                            7,581,250
    9,400   5.50%, 3/27/97                            9,279,100

--------------------------------------------------------------------------------
6                                             See Notes to Financial Statements.
Portfolio of Investments as of            PRUDENTIAL EQUITY
December 31, 1996                         FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
 ------------------------------------------------------------
U.S. Government Agency & Instrumentalities (cont'd)
            Federal National Mortgage Assoc.,
$  19,200   5.30%, 4/4/97                        $   18,933,473
    1,000   5.25%, 4/10/97                              985,104
   20,005   5.25%, 4/11/97                           19,703,496
   10,000   5.40%, 12/5/97                            9,978,271
            United States Treasury Notes
    3,500   6.875%, 2/28/97                           3,507,761
   10,000   5.75%, 9/30/97                           10,015,800
                                                 --------------
            Total U.S. government, agency &
              instrumentalities
              (cost $201,293,027)                   201,218,930
                                                 --------------
------------------------------------------------------------
Repurchase Agreement--13.0%
  552,907   Joint Repurchase Agreement
              Account,
            6.61%, due 1/2/97 (Note 5)
              (cost $552,907,000)                   552,907,000
                                                 --------------
            Total short-term investments
              (cost $1,031,982,155)               1,031,904,940
                                                 --------------
------------------------------------------------------------
Total Investments--100.4%
            (cost $3,293,269,788; Note 4)         4,262,590,329
            Liabilities in excess of other
              assets--(0.4%)                        (16,416,168)
                                                 --------------
            Net Assets--100%                     $4,246,174,161
                                                 --------------
                                                 --------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
The industry classification of short-term portfolio holdings as a percentage of net assets as of December 31, 1996 was as follows:

Security Brokers & Dealers                              14.0%
Federal Credit Agencies                                  4.4
Commercial Banks                                         2.7
Mortgage Bankers                                         1.0
Asset Backed Securities                                   .4
Government Coupon Issues                                  .3
Photographic Equipment                                    .3
Telecommunications                                        .3
Business Credits                                          .3
Finance Lessors                                           .2
Commodity Trading Firms                                   .1
Petroleum Refining                                        .1
Personal Credit Institutions                              .1
Pharmaceuticals                                           .1
                                                        ----
                                                        24.3
                                                        ----
                                                        ----

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

Statement of Assets and Liabilities                 PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1996
Investments, at value (cost $3,293,269,788).............................................................      $ 4,262,590,329
Cash....................................................................................................            1,140,692
Dividends and interest receivable.......................................................................            8,903,032
Receivable for investments sold.........................................................................            5,933,012
Receivable for Fund shares sold.........................................................................            5,697,443
Deferred expenses and other assets......................................................................              102,589
                                                                                                              -----------------
   Total assets.........................................................................................        4,284,367,097
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................           33,389,161
Distribution fee payable................................................................................            2,571,662
Management fee payable..................................................................................            1,637,942
Accrued expenses and other liabilities..................................................................              483,796
Deferred directors' fees................................................................................              110,375
                                                                                                              -----------------
   Total liabilities....................................................................................           38,192,936
                                                                                                              -----------------
Net Assets..............................................................................................      $ 4,246,174,161
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................      $     2,462,498
   Paid-in capital in excess of par.....................................................................        3,245,869,983
                                                                                                              -----------------
                                                                                                                3,248,332,481
   Distributions in excess of net investment income.....................................................           (2,141,779)
   Accumulated net realized gains on investments and foreign currency...................................           30,662,918
   Net unrealized appreciation on investments...........................................................          969,320,541
                                                                                                              -----------------
Net assets, December 31, 1996...........................................................................      $ 4,246,174,161
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($1,443,465,793 / 83,653,305 shares of common stock issued and outstanding).......................                 $17.26
   Maximum sales charge (5.00% of offering price).......................................................                    .91
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                 $18.17
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($2,626,478,929 / 152,380,431 shares of common stock issued and outstanding)......................                 $17.24
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($47,477,141 / 2,754,580 shares of common stock issued and outstanding)...........................                 $17.24
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offerng price and redemption price per share
      ($128,752,298 / 7,461,486 shares of common stock issued and outstanding)..........................                 $17.26
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
8                                             See Notes to Financial Statements.

PRUDENTIAL EQUITY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1996
Income
   Dividends (net of foreign withholding
      taxes of $898,574).................     $  62,440,031
   Interest..............................        51,048,355
                                            -----------------
      Total income.......................       113,488,386
                                            -----------------
Expenses
   Distribution fee--Class A.............         3,084,481
   Distribution fee--Class B.............        24,178,996
   Distribution fee--Class C.............           367,452
   Management fee........................        17,435,738
   Transfer agent's fees and expenses....         5,200,000
   Reports to shareholders...............           800,000
   Registration fees.....................           222,000
   Custodian's fees and expenses.........           190,000
   Franchise taxes.......................           185,000
   Insurance expense.....................            64,000
   Audit fee and expenses................            55,000
   Legal fees and expenses...............            45,000
   Directors' fees.......................            45,000
   Miscellaneous.........................            29,810
                                            -----------------
      Total expenses.....................        51,902,477
                                            -----------------
Net investment income....................        61,585,909
                                            -----------------
Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions...............       315,002,076
   Foreign currency transactions.........           (14,353)
                                            -----------------
                                                314,987,723
                                            -----------------
Net change in unrealized appreciation on:
   Investments...........................       240,991,430
   Foreign currencies....................             6,157
                                            -----------------
                                                240,997,587
                                            -----------------
Net gain on investments..................       555,985,310
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 617,571,219
                                            -----------------
                                            -----------------

PRUDENTIAL EQUITY FUND, INC.
EQUITY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                 Year Ended December 31,
in Net Assets                       1996               1995
Operations
   Net investment income.....  $    61,585,909    $    35,567,740
   Net realized gain on
      investments............      314,987,723        221,104,455
   Net change in unrealized
      appreciation of
      investments............      240,997,587        482,824,209
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............      617,571,219        739,496,404
                               ---------------    ---------------
Net equalization debits......               --         (4,049,462)
                               ---------------    ---------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A................      (23,519,167)       (17,125,686)
      Class B................      (33,859,586)       (19,755,318)
      Class C................         (557,215)          (167,436)
      Class Z................       (2,495,197)                --
                               ---------------    ---------------
                                   (60,431,165)       (37,048,440)
                               ---------------    ---------------
   Distributions from net
      realized
      capital gains
      Class A................     (125,606,003)       (43,407,909)
      Class B................     (243,955,245)       (84,861,913)
      Class C................       (4,267,115)          (795,345)
      Class Z................      (11,894,518)                --
                               ---------------    ---------------
                                  (385,722,881)      (129,065,167)
                               ---------------    ---------------
   Distributions in excess of
      net investment income
      Class A................         (833,152)                --
      Class B................       (1,199,396)                --
      Class C................          (19,276)                --
      Class Z................          (89,955)                --
                               ---------------    ---------------
                                    (2,141,779)                --
                               ---------------    ---------------
Fund share transactions (net
   of share conversions)
   (Note 6)
   Proceeds from shares
      sold...................    3,428,831,074      2,331,421,579
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........      429,066,548        156,970,117
   Cost of shares
      reacquired.............   (3,103,898,045)    (1,984,977,517)
                               ---------------    ---------------
   Net increase in net assets
      from Fund share
      transactions...........      753,999,577        503,414,179
                               ---------------    ---------------
Total increase...............      923,274,971      1,072,747,514
Net Assets
Beginning of year............    3,322,899,190      2,250,151,676
                               ---------------    ---------------
End of year..................  $ 4,246,174,161    $ 3,322,899,190
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       9 -----

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Prudential Equity Fund, Inc. (the ``Fund''), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital by investing primarily in common stocks of major established corporations.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the

Fund in the preparation of its financial statements.
Securities Valuation: Investments, including options, traded on a national securities or commodities exchange and NASDAQ National Market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 P.M., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. There were no open foreign currency contracts at December 31, 1996.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Equalization: Effective January 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $43,313,819 of undistributed net investment income at December 31, 1995 resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification had no effect on net assets, results of operations, or net asset value per share.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
--------------------------------------------------------------------------------
10

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million,
 .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund's average daily net assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated (``PSI''), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the year ended December 31, 1996.

PSI has advised the Fund that it has received approximately $2,680,800 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.

PSI advised the Fund that for the year ended December 31, 1996, it received approximately $4,067,300 and $28,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the ``Funds''), entered into a credit agreement (the ``Agreement'') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended December 31, 1996, the Fund incurred fees of approximately $4,310,000 for the services of PMFS. As of December 31, 1996, approximately $384,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the year ended December 31, 1996, PSI earned $142,134 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996 aggregated $558,284,875 and $567,226,021, respectively.

The federal income tax basis of the Fund's investments at December 31, 1996 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $969,320,541 (gross unrealized appreciation--$1,036,432,891; gross unrealized depreciation--$67,112,350).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily
--------------------------------------------------------------------------------
                                                                        11 -----

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1996, the Fund has a 50.7% undivided interest in the joint account. The undivided interest for the Fund represents $552,907,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest was $349,151,276.

Goldman, Sachs & Co. Inc., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,820,889.

J.P. Morgan Securities, 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,822,540.

Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,022,671, due 1/2/97. The value of the collateral including accrued interest was $69,375,117.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 1, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------  ------------   ---------------
Year ended December 31, 1996:
Shares sold......................   121,412,060   $ 2,078,689,059
Shares issued in reinvestment of
  dividends and distributions....     8,451,292       144,703,799
Shares reacquired................  (119,988,980)   (2,054,486,124)
                                   ------------   ---------------
Net increase in shares
  outstanding before conversion
  from Class B...................     9,874,372       168,906,734
Shares issued upon conversion
  from Class B...................    10,235,548       174,694,214
Shares reacquired upon
  conversion into Class Z........    (6,921,503)     (118,081,252)
                                   ------------   ---------------
Net increase in shares
  outstanding....................    13,188,417   $   225,519,696
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1995:
Shares sold......................    71,637,369   $ 1,094,814,294
Shares issued in reinvestment of
  dividends and distributions....     3,610,392        57,800,752
Shares reacquired................   (66,953,389)   (1,028,414,685)
                                   ------------   ---------------
Net increase in shares
  outstanding before conversion
  from Class B...................     8,294,372       124,200,361
Shares issued upon conversion
  from Class B...................    41,288,563       582,060,191
                                   ------------   ---------------
Net increase in shares
  outstanding....................    49,582,935   $   706,260,552
                                   ------------   ---------------
                                   ------------   ---------------

--------------------------------------------------------------------------------
12

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

Class B                               Shares          Amount
---------------------------------  ------------   ---------------
Year ended December 31, 1996:
Shares sold......................    74,658,239   $ 1,272,242,211
Shares issued in reinvestment of
  dividends and distributions....    15,498,339       265,200,473
Shares reacquired................   (57,845,034)     (984,240,216)
                                   ------------   ---------------
Net increase in shares
  outstanding before
  conversion.....................    32,311,544       553,202,468
Shares reacquired upon
  conversion into Class A........   (10,257,533)     (174,694,214)
                                   ------------   ---------------
Net increase in shares
  outstanding....................    22,054,011   $   378,508,254
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1995:
Shares sold......................    81,698,002   $ 1,215,662,984
Shares issued in reinvestment of
  dividends and distributions....     6,251,700        98,250,095
Shares reacquired................   (65,164,474)     (953,481,508)
                                   ------------   ---------------
Net increase in shares
  outstanding before
  conversion.....................    22,785,228       360,431,571
Shares reacquired upon
  conversion into Class A........   (41,293,731)     (582,060,191)
                                   ------------   ---------------
Net decrease in shares
  outstanding....................   (18,508,503)  $  (221,628,620)
                                   ------------   ---------------
                                   ------------   ---------------
Class C                               Shares          Amount
---------------------------------  ------------   ---------------
Year ended December 31, 1996:
Shares sold......................     1,824,988   $    31,122,983
Shares issued in reinvestment of
  dividends and distributions....       259,155         4,433,090
Shares reacquired................      (784,090)      (13,332,036)
                                   ------------   ---------------
Net increase in shares
  outstanding....................     1,300,053   $    22,224,037
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1995
Shares sold......................     1,352,277   $    20,944,301
Shares issued in reinvestment of
  dividends and distributions....        57,365           919,269
Shares reacquired................      (193,799)       (3,081,322)
                                   ------------   ---------------
Net increase in shares
  outstanding....................     1,215,843   $    18,782,248
                                   ------------   ---------------
                                   ------------   ---------------
Class Z
---------------------------------
March 1, 1996(a) through
  December 31, 1996:
Shares sold......................     2,700,145   $    46,776,821
Shares issued in reinvestment of
  dividends and distributions....       860,658        14,729,186
Shares reacquired................    (3,020,820)      (51,839,669)
                                   ------------   ---------------
Net increase in shares
  outstanding before conversion
  from Class A...................       539,983         9,666,338
Shares issued upon conversion
  from Class A...................     6,921,503       118,081,252
                                   ------------   ---------------
Net increase in shares
  outstanding....................     7,461,486   $   127,747,590
                                   ------------   ---------------
                                   ------------   ---------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                                                        13 -----

Financial Highlights                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                 Class A
                                     ----------------------------------------------------------------
                                                         Year Ended December 31,
                                     ----------------------------------------------------------------
                                        1996           1995          1994         1993         1992
                                     ----------     ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   year...........................   $    16.44     $    13.24     $  13.80     $  12.07     $  11.39
                                     ----------     ----------     --------     --------     --------
Income from investment operations
Net investment income.............          .35            .27          .22          .23          .24
Net realized and unrealized gain
   on investments and foreign
   currencies.....................         2.52           3.88          .09         2.42         1.30
                                     ----------     ----------     --------     --------     --------
   Total from investment
      operations..................         2.87           4.15          .31         2.65         1.54
                                     ----------     ----------     --------     --------     --------
Less distributions
Dividends from net investment
   income.........................         (.35)          (.27)        (.22)        (.22)        (.23)
Distributions from net realized
   capital gains..................        (1.69)          (.68)        (.65)        (.70)        (.63)
Distributions in excess of net
   investment income..............         (.01)            --           --           --           --
                                     ----------     ----------     --------     --------     --------
   Total distributions............        (2.05)          (.95)        (.87)        (.92)        (.86)
                                     ----------     ----------     --------     --------     --------
Net asset value, end of year......   $    17.26     $    16.44     $  13.24     $  13.80     $  12.07
                                     ----------     ----------     --------     --------     --------
                                     ----------     ----------     --------     --------     --------
TOTAL RETURN(a):..................        17.94%         31.58%        2.38%       22.14%       13.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).....   $1,443,466     $1,158,111     $276,412     $232,535     $136,834
Average net assets (000)..........   $1,233,792     $  908,365     $254,596     $190,778     $111,489
Ratios to average net assets:
   Expenses, including
      distribution fees...........          .89%           .91%        1.00%         .91%         .94%
   Expenses, excluding
      distribution fees...........          .64%           .66%         .75%         .71%         .74%
   Net investment income..........         2.07%          1.82%        1.62%        1.71%        1.91%
For Class A, B, C and Z shares:
   Portfolio turnover.............           19%            18%          12%          21%          22%
   Average commission rate paid
      per share...................       $.0523         $.0501          N/A          N/A          N/A

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
 14                                           See Notes to Financial Statements.

Financial Highlights                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                   Class B                                           Class C
                                    ----------------------------------------------------------------------     -------------------
                                                                                                               Year Ended December
                                                           Year Ended December 31,                                     31,
                                    ----------------------------------------------------------------------     -------------------
                                       1996           1995           1994           1993           1992         1996        1995
                                    ----------     ----------     ----------     ----------     ----------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................  $    16.43     $    13.24     $    13.80     $    12.08     $    11.40     $ 16.43     $ 13.24
                                    ----------     ----------     ----------     ----------     ----------     -------     -------
Income from investment operations
Net investment income.............         .22            .16            .12            .12            .14         .22         .16
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies.............        2.51           3.87            .09           2.42           1.30        2.51        3.87
                                    ----------     ----------     ----------     ----------     ----------     -------     -------
   Total from investment
      operations..................        2.73           4.03            .21           2.54           1.44        2.73        4.03
                                    ----------     ----------     ----------     ----------     ----------     -------     -------
Less distributions
Dividends from net investment
   income.........................        (.22)          (.16)          (.12)          (.12)          (.13)       (.22)       (.16)
Distributions from net realized
   capital gains..................       (1.69)          (.68)          (.65)          (.70)          (.63)      (1.69)       (.68)
Distributions in excess of net
   investment income..............        (.01)            --             --             --             --        (.01)         --
                                    ----------     ----------     ----------     ----------     ----------     -------     -------
   Total distributions............       (1.92)          (.84)          (.77)          (.82)          (.76)      (1.92)       (.84)
                                    ----------     ----------     ----------     ----------     ----------     -------     -------
Net asset value, end of period....  $    17.24     $    16.43     $    13.24     $    13.80     $    12.08     $ 17.24     $ 16.43
                                    ----------     ----------     ----------     ----------     ----------     -------     -------
                                    ----------     ----------     ----------     ----------     ----------     -------     -------
TOTAL RETURN(a):..................       17.14%         30.62%          1.60%         21.13%         12.72%      17.14%      30.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $2,626,479     $2,140,895     $1,970,580     $1,794,634     $1,203,740     $47,477     $23,894
Average net assets (000)..........  $2,417,900     $1,891,160     $1,901,972     $1,522,992     $1,042,028     $36,745     $12,190
Ratios to average net assets:
   Expenses, including
      distribution fees...........        1.64%          1.66%          1.75%          1.71%          1.74%       1.64%       1.66%
   Expenses, excluding
      distribution fees...........         .64%           .66%           .75%           .71%           .74%        .64%        .66%
   Net investment income..........        1.37%           .99%           .87%           .91%          1.11%       1.37%       1.03%
                                                       Class Z
                                                     ------------
                                     August 1,         March 1,
                                      1994(c)          1996(d)
                                      Through          Through
                                    December 31,     December 31,
                                        1994             1996
                                    ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................     $14.02          $  17.10
                                        -----        ------------
Income from investment operations
Net investment income.............        .09               .37
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies.............       (.10)             1.88
                                        -----        ------------
   Total from investment
      operations..................       (.01)             2.25
                                        -----        ------------
Less distributions
Dividends from net investment
   income.........................       (.12)             (.39)
Distributions from net realized
   capital gains..................       (.65)            (1.69)
Distributions in excess of net
   investment income..............         --              (.01)
                                        -----        ------------
   Total distributions............       (.77)            (2.09)
                                        -----        ------------
Net asset value, end of period....     $13.24          $  17.26
                                        -----        ------------
                                        -----        ------------
TOTAL RETURN(a):..................        .01%            13.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...     $3,160          $128,752
Average net assets (000)..........     $1,847          $124,631
Ratios to average net assets:
   Expenses, including
      distribution fees...........       1.83%(b)           .64%(b)
   Expenses, excluding
      distribution fees...........        .83%(b)           .64%(b)
   Net investment income..........        .90%(b)          2.43%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      15 -----

Report of Independent Accountants                   PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Equity Fund, Inc. (the ``Fund'') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 27, 1997


Tax Information                                     PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1996) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in 1996 the Fund paid distributions to Class A shares totalling $2.048 per share, comprised of $.357 per share of net investment income, $.629 per share from short-term capital gains (both of which are taxable as ordinary income) and $1.062 per share of net long-term capital gains. The Fund paid distributions to Class B and C shares totalling $1.923 per share, comprised of $.232 per share of net investment income, $.629 per share from short-term capital gains (both of which are taxable as ordinary income) and $1.062 per share of net long-term capital gains. The Fund paid distributions to Class Z shares totalling $2.088 per share, comprised of $.397 per share of net investment income, $.629 per share from short-term capital gains (both of which are taxable as ordinary income) and 1.062 per share of net long-term capital gains. Further, we wish to advise you that 50.52% of the ordinary income dividends paid in 1996 qualified for the corporate dividends received deduction available to corporate taxpayers.
--------------------------------------------------------------------------------
16

Supplemental Proxy Information                      PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential Equity Fund, Inc. was held on October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1)           To elect the following twelve Directors:
              - Edward D. Beach
              - Delayne Dedrick Gold
              - Robert F. Gunia
              - Donald D. Lennox
              - Douglas H. McCorkindale
              - Mendel A. Melzer
              - Thomas T. Mooney
              - Stephen P. Munn
              - Richard A. Redeker
              - Robin B. Smith
              - Louis A. Weil, III
              - Clay T. Whitehead
(2b) To amend the Fund's investment restrictions to eliminate the restriction regarding the purchase of securities of unseasoned issuers.
(2c) To amend the Fund's investment restrictions to allow loans of portfolio securities up to 10% of the Fund's total assets.
(3) To ratify the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

   The results of the proxy solicitation on the above matters were as follows:

              Directors/Auditor             Votes for          Votes against         Votes withheld         Abstentions
           ------------------------        ------------        --------------        ---------------        ------------
(1)        Edward D. Beach                 108,904,537               --                 3,927,678                --
           Delayne Dedrick Gold            109,029,733               --                 3,802,482                --
           Robert F. Gunia                 109,109,144               --                 3,723,071                --
           Donald D. Lennox                108,872,212               --                 3,955,003                --
           Douglas H. McCorkindale         109,061,163               --                 3,771,052                --
           Mendel A. Melzer                109,027,954               --                 3,804,261                --
           Thomas T. Mooney                109,073,245               --                 3,758,970                --
           Stephen P. Munn                 109,108,518               --                 3,723,697                --
           Richard A. Redeker              109,092,459               --                 3,732,756                --
           Robin B. Smith                  109,057,759               --                 3,014,456                --
           Louis A. Weil, III              109,066,470               --                 3,765,745                --
           Clay T. Whitehead               109,085,038               --                 3,747,177                --
(2b)       Investment restrictions          77,622,851           6,520,151              5,480,579                --
(2c)       Investment restrictions          77,880,460           6,171,478              5,571,643                --
(3)        Price Waterhouse LLP            107,490,494           1,055,270                 --                4,286,451

--------------------------------------------------------------------------------
                                                                        17 -----

Getting The Most
From Your Prudential
Mutual Fund.

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports onsuccessful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most
From Your Prudential
Mutual Fund.

Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Comparing A $10,000 Investment.
Prudential Equity Fund, Inc. vs. the S&P 500 Index.

                                    // // // // Prudential Equity Fund, Inc.

                                             -- S&P 500 Index

                                             Average Annual Total
                                              Returns - Class A

                   Class A                    With Sales Load
                   (CHART)                    15.1% Since Inception
                                              15.9% for 5 Years
                                              12.1% for 1 Year

                                              Without Sales Load
                                              15.9% Since Inception
                                              17.1% for 5 Years
                                              17.9% for 1 Year

                                             Average Annual Total
                                              Returns - Class B
                   Class B                    With Sales Load
                   (CHART)                    16.7% Since Inception
                                              14.4% for 10 Years
                                              16.1% for 5 Years
                                              12.1% for 1 Year

                                              Without Sales Load
                                              16.7% Since Inception
                                              14.4% for 10 Years
                                              16.2% for 5 Years
                                              17.1% for 1 Year

                                             Average Annual Total
                                               Returns - Class C
                   Class C                     With Sales Load
                   (CHART)                     19.2% Since Inception
                                               16.1% for 1 Year

                                               Without Sales Load
                                               19.2% Since Inception
                                               17.1% for 1 Year

                   Class Z
                   (CHART)

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Equity Fund, Inc. (Class A, Class B, Class C and Class Z) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of each class (10 years for Class B), and subsequent account values at the end of this reporting period (December 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1986 for Class B shares, in 1994 for Class C shares and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1996;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class Z shares do not have a sales charge or a distribution fee. Since Class Z shares have been in existence less than one year, no average annual total returns are shown.
Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the S&P 500 may differ substantially from the securities in the Fund. The S&P 500 is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
David W. Drasnin, Vice President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY  10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY  10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

744316100             MF101E
744316209             Cat. #4331473
744316308
744316407